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                                                                  EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated
December 20, 1996, with respect to the financial statements of Kent Hospitality Partners, L.P. incorporated by reference in the Registration Statement Form S-3 and related Prospectus of Sunstone Hotel Investors, Inc. dated August 25, 1997.




ARTHUR ANDERSEN LLP

Houston, Texas
August 25, 1997